                                                                   EXHIBIT 99(a)

NEWS RELEASE


AT THE COMPANY                                   FLEISHMAN HILLARD

Michael R. Cole                                  Jim Ankner
Chief Financial Officer                          Vice President
616/364-6161                                     212/453-2198



FOR IMMEDIATE RELEASE
MONDAY, APRIL 14, 2003



   UNIVERSAL FOREST PRODUCTS, INC. POSTS MODEST FIRST-QUARTER SALES INCREASE;
              HARSH WINTER CONTRIBUTES TO DECREASE IN NET EARNINGS


GRAND RAPIDS, MI, April 14, 2003 -- Universal Forest Products (Nasdaq: UFPI) today announced net sales of $356 million for the first quarter of 2003, a 4% increase over net sales of $342 million reported for the same period last year. Universal posted these results even in the face of an 11% decrease in the lumber market.

However, an unusually harsh winter contributed to a decrease in net earnings. Diluted earnings per share for the quarter were $0.25, a 22% decrease over diluted earnings per share of $0.32 for the same period last year.

"Although inclement winter weather hit us hard and made February one of the weakest months in Universal's history, the outlook for the year is positive," said CEO William G. Currie. "March was an excellent month -- sales and profits outpaced last year's strong March performance -- and we believe it's an indication of what lies ahead. For this reason, we're continuing to target annual sales and diluted earnings per share growth of 7% to 12% for 2003."

By market, Universal posted first quarter sales of:
* $157 million D-I-Y/retail, up 7% over last year;
* $77 million in site-built construction, an increase of 12% over last year;
* $65 million in industrial/other, up 10% over last year, and
* $57 million in manufactured housing, a 15% decrease over last year, which was significantly less than the most recently reported market decline of approximately 28%.

In addition to the obvious pressures on business today - the weak economy, a soft lumber market, and the war in Iraq, for example - weather had an impact on these results. Universal plants across the nation lost 154 production days in the first quarter of 2003, compared to 11 lost production days during last year's first quarter. As a result, sales were impacted by soft demand and Universal incurred significant weather-related cost inefficiencies.

"We controlled what we could and had stronger results than might be expected given the weather and economic conditions," Currie added.




                                                               MORE...
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Universal Forest Products will conduct a conference call to discuss information included in this news release and related matters at 11:00 a.m. EDT on Tuesday, April 15, 2003. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (800) 521-5469 or internationally at (303) 486-1489. Use conference call ID #3322220. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a web cast at www.ufpi.com.

Universal Forest Products markets, manufactures, and engineers products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging for various industries. In the recent "Fortune 1000" list of America's largest corporations, Universal jumped 73 places to number 769. The company was rated highly against the other eleven companies included in its industry group. For example, it posted the largest percent gain in profits from 2001, and was #1 in profits as a percent of assets and of stockholders' equity, and in total return to investors in 2002.

For information about Universal Forest Products on the Internet, please contact the Company's web site at www.ufpi.com, or call 888-Buy-UFPI.

Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.


                         FINANCIAL HIGHLIGHTS TO FOLLOW

                 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                           FOR THE THREE MONTHS ENDED
                                 MARCH 2003/2002



                                                       QUARTER PERIOD                                   YEAR TO DATE


(IN THOUSANDS, EXCEPT PER SHARE DATA)            2003                   2002                     2003                      2002

NET SALES                             $ 355,619        100%  $ 341,656         100%  $ 355,619          100%  $ 341,656         100%

COST OF GOODS SOLD                      303,815      85.43     290,379       84.99     303,815        85.43     290,379       84.99
                                      ---------              ---------               ---------                ---------


GROSS PROFIT                             51,804      14.57      51,277       15.01      51,804        14.57      51,277       15.01

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES               40,188      11.30      37,798       11.06      40,188        11.30      37,798       11.06
                                      ---------              ---------               ---------                ---------


EARNINGS FROM OPERATIONS                 11,616       3.27      13,479        3.95      11,616         3.27      13,479        3.95

INTEREST EXPENSE                          3,787       1.06       2,908        0.85       3,787         1.06       2,908        0.85
INTEREST REVENUE                            (47)     -0.01        (113)      -0.03         (47)       -0.01        (113)      -0.03
                                      ---------              ---------               ---------                ---------
                                          3,740       1.05       2,795        0.82       3,740         1.05       2,795        0.82
                                      ---------              ---------               ---------                ---------
EARNINGS BEFORE INCOME TAXES
  AND MINORITY INTEREST                   7,876       2.21      10,684        3.13       7,876         2.21      10,684        3.13

INCOME TAXES                              2,791       0.78       3,973        1.16       2,791         0.78       3,973        1.16
                                      ---------              ---------               ---------                ---------


EARNINGS BEFORE MINORITY INTEREST         5,085       1.43       6,711        1.96       5,085         1.43       6,711        1.96

MINORITY INTEREST                          (585)     -0.16        (629)      -0.18        (585)       -0.16        (629)      -0.18
                                      ---------              ---------               ---------                ---------

NET EARNINGS                          $   4,500       1.27   $   6,082        1.78   $   4,500         1.27   $   6,082        1.78
                                      =========              =========               =========                =========



EARNINGS PER SHARE - BASIC            $    0.25              $    0.33               $    0.25                $    0.33

EARNINGS PER SHARE - DILUTED          $    0.25              $    0.32               $    0.25                $    0.32



WEIGHTED AVERAGE SHARES
  OUTSTANDING                            17,729                 18,210                  17,729                   18,210

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                      18,252                 19,024                  18,252                   19,024



SUPPLEMENTAL SALES DATA
                                         QUARTER PERIOD                                              YEAR TO DATE
                         ----------------------------------------------           --------------------------------------------------
MARKET CLASSIFICATION         2003             %         2002        %              2003             %          2002            %

DO-IT-YOURSELF              $156,968           44%     $146,757     43%           $156,968           44%     $146,757           43%
SITE-BUILT CONSTRUCTION       76,724           22%       68,591     20%             76,724           22%       68,591           20%
MANUFACTURED HOUSING          57,382           16%       67,368     20%             57,382           16%       67,368           20%
INDUSTRIAL AND OTHER          64,545           18%       58,940     17%             64,545           18%       58,940           17%
                            --------          ---      --------    ---            --------          ---      --------          ---
TOTAL                       $355,619          100%     $341,656    100%           $355,619          100%     $341,656          100%

                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                MARCH 2003/2002

(IN THOUSANDS)
                                                                      LIABILITIES AND
ASSETS                                2003             2002           SHAREHOLDERS' EQUITY                    2003             2002
====================================================================================================================================

CURRENT ASSETS                                                        CURRENT LIABILITIES
  Cash and cash equivalents       $   7,295          $ 12,503           Notes payable                     $    1,701       $   2,025
  Restricted cash equivalents         1,383                 -           Accounts payable and
  Accounts receivable               149,327           135,218                accrued liabilities             106,805         111,567
  Inventories                       196,228           167,661           Current portion of long-term
  Other current assets                7,851             3,472                debt and capital leases           6,611          20,512
                                  ---------          --------                                             ----------       ---------
TOTAL CURRENT ASSETS                362,084           318,854         TOTAL CURRENT LIABILITIES              115,117         134,104

OTHER ASSETS                          6,608             6,548         LONG-TERM DEBT AND CAPITAL
INTANGIBLE ASSETS                   131,742           123,523         LEASES, LESS CURRENT PORTION           297,020         240,174
                                                                      OTHER LIABILITIES                       26,752          23,458
PROPERTY, PLANT
AND EQUIPMENT,  NET                 207,121           187,531         SHAREHOLDERS' EQUITY                   268,666         238,720
                                  ---------          --------                                             ----------       ---------



                                                                      TOTAL LIABILITIES AND
TOTAL ASSETS                      $ 707,555          $636,456         SHAREHOLDERS' EQUITY                $  707,555       $ 636,456
                                  =========          ========                                             ==========       =========

                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                           FOR THE THREE MONTHS ENDED
                                 MARCH 2003/2002


(IN THOUSANDS)                                                                         2003                        2002
----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                                         $  4,500                    $  6,082
Adjustments to reconcile net earnings to net cash
  from operating activities:
   Depreciation                                                                         5,949                       5,611
   Amortization of intangibles                                                            322                         301
   Deferred income taxes                                                                 (405)                       (153)
   Loss on sale or impairment of property, plant and equipment                             86                          66
   Changes in:
     Accounts receivable                                                              (44,110)                    (46,490)
     Inventories                                                                      (30,222)                    (44,856)
     Accounts payable                                                                  14,497                      22,111
     Accrued liabilities and other                                                     (7,715)                      1,068
                                                                                     --------                    --------
       NET CASH FROM OPERATING ACTIVITIES                                             (57,098)                    (56,260)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                                            (9,809)                     (5,255)
Acquisitions, net of cash received                                                       --                          (359)
Proceeds from sale of property, plant and equipment                                       144                         161
Other                                                                                      44                       1,222
                                                                                     --------                    --------
       NET CASH FROM INVESTING ACTIVITIES                                              (9,621)                     (4,231)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings under revolving credit facilities and notes payable                     61,752                      86,453
Repayment of long-term debt                                                               (22)                       (158)
Proceeds from issuance of common stock                                                    730                          62
Distributions to minority shareholder                                                    (273)                       (250)
Repurchase of common stock                                                             (1,627)                    (36,000)
                                                                                     --------                    --------
       NET CASH FROM FINANCING ACTIVITIES                                              60,560                      50,107
                                                                                     --------                    --------


NET CHANGE IN CASH AND CASH EQUIVALENTS                                                (6,159)                    (10,384)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                                            13,454                      22,887
                                                                                     --------                    --------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                             $  7,295                    $ 12,503
                                                                                     ========                    ========